Exhibit 1.2

ASTRAZENECA PLC

ASTRAZENECA FINANCE LLC

Debt Securities

FORM OF UNDERWRITING AGREEMENT

[Date]

To the Representatives of the several Underwriters

named from time to time in Schedule I to the applicable

Pricing Agreement

Ladies and Gentlemen:

From time to time AstraZeneca PLC, a company organized under the laws of England (the “Company”), and AstraZeneca Finance LLC, a Delaware limited liability company (“AZ Finance” and, together with the Company, the “Issuers” and each individually, an “Issuer”), propose to enter into one or more Pricing Agreements (each a “Pricing Agreement”) substantially in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and subject to the terms and conditions stated herein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein), certain of their debt securities (the “Notes”), with the Company to guarantee the debt securities to be issued by AZ Finance (such guarantee, the “Guarantee” and together with the Notes, the “Securities”), as specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, including any Guarantee thereof, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities by the Company shall be as specified in the Pricing Agreement relating thereto and pursuant to the Indenture, to be dated as of the Time of Delivery, as amended and supplemented from time to time (the “AZ Indenture”), between the Company and The Bank of New York Mellon (as successor trustee to JPMorgan Chase Bank) (the “AZ Indenture Trustee”). The terms and rights of any particular issuance of Designated Securities by AZ Finance and Guarantee by the Company shall be as specified in the Pricing Agreement relating thereto and pursuant to the Indenture, to be dated as of the Time of Delivery, as amended and supplemented from time to time (the “AZ Finance Indenture” and, together with the AZ Indenture, the “Indentures”), among AZ Finance, the Company and The Bank of New York Mellon (the “AZ Finance Indenture Trustee” and, together with the AZ Indenture Trustee, the “Trustees”).

The Securities are being issued and sold in connection with the acquisition (the “Acquisition”) by the Company of the entire issued and to be issued ordinary share capital of Alexion Pharmaceutical, Inc. (“Alexion”), a Delaware corporation, and its subsidiaries pursuant to an agreement and plan of merger, dated as of December 12, 2020, among the Company, Alexion and the other parties thereto. The net proceeds of the offering of the Designated Securities that are subject to mandatory redemption will be used to fund a portion of the purchase price for the Acquisition, to pay or refinance a portion of Alexion’s indebtedness and to pay related fees and expenses, with any remaining proceeds being used for general corporate purposes, which may include the refinancing of existing indebtedness. The net proceeds of the offering of the Designated Securities that are not subject to mandatory redemption will be used for general corporate purposes, which may include the refinancing of existing indebtedness.

This Agreement supersedes all prior agreements and understanding (whether written or oral) among the Issuers and the Underwriters, or any Underwriter, with respect to the subject matter hereof.

1.            Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firm(s) designated as representative(s) of the Underwriters of such securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to the firm(s) acting as representative(s) of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of AZ Finance or the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of AZ Finance or the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the aggregate principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the applicable Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic or electronic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

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2.            The Company represents and warrants to, and agrees with, each of the Underwriters of the Notes offered by the Company, and AZ Finance and the Company, jointly and severally, represent and warrant to, and agree with, each of the Underwriters of the Notes offered by AZ Finance (it being understood and agreed that, in the case of Alexion and its subsidiaries, all representations and warranties of AZ Finance and the Company with respect to Alexion and its subsidiaries are made to the knowledge of AZ Finance and the Company without any independent investigation) that:

(a)            The registration statement on Form F-3 (Registration No. 333-[●]) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”); such registration statement and any amendments thereto filed prior to the date of the applicable Pricing Agreement, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, became effective on filing with the Commission in such form; the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of the applicable Pricing Agreement, is hereafter called the “Basic Prospectus”; any preliminary prospectus relating to the Designated Securities (including any preliminary prospectus supplement) included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the “Act”), being hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, at the time such parts became effective, but excluding Form T-1 and including any prospectus supplement relating to the Designated Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective being hereinafter called the “Registration Statement”; “Applicable Time” is the time specified as such in the applicable Pricing Agreement; “Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendments or amendments thereto became or becomes effective; any reference herein to the Basic Prospectus, any Preliminary Prospectus or the Prospectus (as defined below) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such Basic Prospectus, any Preliminary Prospectus or Prospectus, as the case may be, and any post-effective amendments to the Registration Statement; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Basic Prospectus, any Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Basic Prospectus, any Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date of the Registration Statement that is incorporated by reference in the Registration Statement; the Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing, is hereinafter called the “Prospectus”; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission and no order preventing or suspending the use of the Basic Prospectus, any Preliminary Prospectus, the Prospectus or the Pricing Disclosure Package (as defined below) together with any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Designated Securities (an “Issuer Free Writing Prospectus”) has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

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(b)            The documents incorporated by reference in the Pricing Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Pricing Disclosure Package or the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the relevant Issuer by an Underwriter of Designated Securities through the Representatives expressly for use in the Pricing Disclosure Package or the Prospectus as amended or supplemented, as the case may be, relating to such Securities; and no such documents will have been filed with the Commission following the Commission’s close of business on the business day immediately prior to the date of the applicable Pricing Agreement and prior to the execution of the applicable Pricing Agreement, except as set forth on Schedule III to the applicable Pricing Agreement;

(c)            The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto do not and will not, as of the applicable Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Prospectus and any amendment or supplement thereto do not and will not, as of its date and as of the Time of Delivery (as defined below), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made not misleading; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the relevant Issuer by an Underwriter of Designated Securities through the Representatives expressly for use in the Registration Statement or the Prospectus as amended or supplemented relating to such Securities or (ii) that part of the Registration Statement which shall constitute the statement of eligibility and qualification (Form T-1) under the Trust Indenture Act;

(d)            (i) The Basic Prospectus, the Preliminary Prospectus, if any, used most recently prior to the Applicable Time, as supplemented by the final term sheet prepared and filed pursuant to Section 5(a) hereof as of the Applicable Time and listed on Schedule IV to the applicable Pricing Agreement together with the Issuer Free Writing Prospectus listed in Schedule III (if any) to the applicable Pricing Agreement and any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Pricing Disclosure Package (collectively, the “Pricing Disclosure Package”) and (ii) each electronic road show, if any, when taken together as a whole with the Pricing Disclosure Package, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III (if any) to the applicable Pricing Agreement will not conflict with the information contained in the Registration Statement, the Basic Prospectus, the Preliminary Prospectus, if any, used most recently prior to the Applicable Time or the Prospectus; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the relevant Issuer by an Underwriter of Designated Securities through the Representatives expressly for use in any such Issuer Free Writing Prospectus or the Pricing Disclosure Package or (ii) that part of the Registration Statement which shall constitute the statement of eligibility and qualification (Form T-1) under the Trust Indenture Act;

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(e)            Neither Issuer is, nor will be at the time of the Pricing Agreement, an “ineligible issuer,” as defined in Rule 405 under the Act;

(f)            The consolidated financial statements (and the notes thereto) and schedules, if any, of the Company and of Alexion incorporated by reference in or filed with and as a part of the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the consolidated financial position as of the respective dates and the consolidated results of operations and cash flows for the respective periods covered thereby of the Company and Alexion, as the case may be, in conformity with applicable generally accepted accounting principles applied on a consistent basis throughout the periods involved;

(g)            The pro forma financial statements and the related notes thereto included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(h)            Since the latest date as of which information is given in the Pricing Disclosure Package, there has not been any material adverse change in the consolidated shareholders’ equity or consolidated long-term debt of the Company and its subsidiaries taken as a whole or Alexion and its subsidiaries, taken as a whole, as the case may be, or any material adverse change, or any development reasonably likely to result in a prospective material adverse change in or affecting the financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, both before giving effect to the Acquisition and after giving pro forma effect thereto, otherwise than as set forth in the Pricing Disclosure Package;

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(i)            The Company and AZ Finance have been duly organized and are validly existing under the laws of their respective jurisdictions of organization, are duly qualified to do business in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not have a material adverse effect on the financial position, shareholders’ equity or results of operations of the Company and its consolidated subsidiaries considered as a whole;

(j)            To the best of AZ Finance’s and the Company’s knowledge, after due inquiry, and other than as set forth in the Pricing Disclosure Package and the Prospectus, there are no material legal or governmental or regulatory proceedings pending or threatened to which AZ Finance, the Company or any of their respective subsidiaries is a party or of which any property of AZ Finance, the Company or any of their respective subsidiaries is the subject that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so described and there are no statutes or regulations that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so described;

(k)            The Underwriting Agreement has been duly authorized, executed and delivered by the Company and AZ Finance;

(l)            The Designated Securities have been duly authorized and, when executed and authenticated (in the case of the Notes) or issued (in the case of the Guarantee), as the case may be, in accordance with the applicable Indenture and delivered to and paid for by the Underwriters, will constitute valid and binding obligations of AZ Finance and the Company entitled to the benefits provided by the applicable Indenture; the Indentures have been duly authorized, executed and delivered by the Company (and, in the case of the AZ Finance Indenture, by AZ Finance) and (assuming the due authorization, execution and delivery thereof by the Trustees), constitute valid and binding obligations of the Company and, in the case of the AZ Finance Indenture, AZ Finance, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally and equitable principles of general applicability; the Indentures have been duly qualified under the Trust Indenture Act; and the Designated Securities conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus as amended or supplemented.

(m)            The issue and sale of the Designated Securities and the compliance by AZ Finance and the Company with the Indentures, this Agreement and the Pricing Agreement relating to the Designated Securities and the consummation by AZ Finance and the Company of the transactions contemplated herein and therein will not contravene (x) any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which AZ Finance or the Company is a party or by which AZ Finance or the Company is bound, or (y) any statute of the United States or the United Kingdom or any political subdivision thereof, or any order, rule or regulation known to AZ Finance or the Company of any court or of any governmental agency or body in the United States or the United Kingdom or any political subdivision thereof, except in the case of clauses (x) and (y) above for such contraventions which would not affect the validity or binding nature of the Designated Securities or have a material adverse effect on the financial position, shareholders’ equity or results of operations of the Company and its consolidated subsidiaries considered as a whole, both before giving effect to the Acquisition and after giving pro forma effect thereto;

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(n)            No consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body described in (m) above is required for the issue and sale of the Designated Securities by AZ Finance or the Company in the manner contemplated herein or the consummation of the other transactions contemplated by this Agreement, the Pricing Agreement or the Indentures except as may be required by the Securities or Blue Sky laws of the various states in connection with the offer and sale of the Designated Securities;

(o)            Each of AZ Finance and the Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(p)            PricewaterhouseCoopers LLP, which has audited certain of the financial statements of the Company and its subsidiaries and of Alexion and its subsidiaries and the Company’s and Alexion’s internal control over financial reporting as specified under the heading “Experts” in the Registration Statement, is an independent registered public accounting firm with respect to the Company and Alexion as required by the Act and the applicable rules and regulations of the Commission thereunder;

(q)            Each of AZ Finance, the Company and their respective subsidiaries maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective;

(r)            The operations of the each of AZ Finance, the Company and their respective subsidiaries and, to the knowledge of AZ Finance and the Company, the operations of Alexion and its subsidiaries, are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and in compliance with, in all material respects, the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), insofar as they apply, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving AZ Finance, the Company or any of their respective subsidiaries or, to the knowledge of AZ Finance and the Company, involving Alexion and its subsidiaries, with respect to the Money Laundering Laws is pending or, to the best knowledge of AZ Finance or the Company, threatened;

(s)            None of AZ Finance, the Company or any of their respective subsidiaries nor, to the knowledge of AZ Finance or the Company, any of Alexion or its subsidiaries, any director, officer, agent, employee or affiliate of AZ Finance, the Company, Alexion or any of their respective subsidiaries (i) is currently designated on, or owned or controlled (as interpreted under any relevant Sanctions) by any individual or entity designated on, any sanctions list issued under any trade, economic or financial sanctions, laws, regulations, embargoes or restrictive measures administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the European Union, the Security Council of the United Nations or Her Majesty’s Treasury (collectively “Sanctions”), nor (ii) has, to the knowledge of AZ Finance or the Company, violated or is violating any Sanctions; and none of AZ Finance or the Company will use the proceeds of the offering of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, that is the subject of Sanctions or for any purpose that would cause AZ Finance, the Company or Underwriters to violate Sanctions. Any provision of this Section 2(s) shall not apply if and to the extent that it is or would be unenforceable by reason of breach of (i) EU Regulation (EC) 2271/96 (as amended) or any law or regulation implementing such regulation in any member state of the European Union or the United Kingdom or (ii) any similar blocking or anti-boycott law and, in such case, the enforceability of this Section 2(s) shall not otherwise be affected; and

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(t)            Except as may be determined with respect to the matters under investigation described in the Company’s Form 6-K filed with the Commission on April 30, 2021 and incorporated by reference into the Pricing Disclosure Package or in Alexion’s Form 10-Q filed with the Commission on April 30, 2021, certain parts of which are incorporated by reference into the Pricing Disclosure Package, each of, AZ Finance, the Company and their respective subsidiaries and, to the knowledge of AZ Finance and the Company, each of Alexion and its subsidiaries, have conducted their businesses in all material respects in compliance with all laws, rules, and regulations from time to time concerning or relating to bribery or corruption, including but not limited to the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and all other applicable anti-bribery and corruption laws and has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

3.            Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

4.            Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company, shall be delivered by or on behalf of AZ Finance and the Company to the Representatives for the account of such Underwriter at the office of Freshfields Bruckhaus Deringer US LLP, 601 Lexington Avenue, New York, New York, against payment by such Underwriter or on its behalf of the purchase price therefor in same day funds, payable to the order of AZ Finance or the Company, as the case may be, in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Securities. The Securities will be delivered by AZ Finance or the Company, as the case may be, to the Representatives in the form of one or more global Securities, representing all of the Securities, which will be registered in the name of a nominee for The Depository Trust Company (“DTC”) and deposited on behalf of the Underwriters with Cede & Co. as custodian for DTC, for credit to the respective participant accounts of the Underwriters unless otherwise directed by you. Such global Securities will be made available for checking at least twenty-four hours prior to the Time of Delivery through the facilities of DTC.

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5.            The Company, with respect to the Notes being offered by it, agrees with each of the Underwriters of the Notes being offered by the Company, and AZ Finance and the Company, jointly and severally, with respect to the Notes being offered by AZ Finance and guaranteed by the Company, agree with each of the Underwriters of the Notes being offered by AZ Finance and guaranteed by the Company:

(a)            To prepare in consultation with the Representatives the Prospectus, as amended and supplemented in relation to the applicable Designated Securities, in a form approved by the Representatives, which approval the Representatives agree they will not unreasonably withhold, and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement, the Pricing Disclosure Package or Prospectus (as each may have been amended or supplemented) after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery without prior consultation with the Representatives for such Securities; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; if requested by you prior to the Applicable Time, to prepare a final term sheet, containing solely a description of the Designated Securities, in a form substantially as set forth in Schedule V to the applicable Pricing Agreement and which shall be attached to the applicable Pricing Agreement and approved by the Representatives, and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule; to file promptly all other material required to be filed by AZ Finance or the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by AZ Finance or the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after AZ Finance or the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

(b)            Promptly from time to time to use its reasonable best efforts to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of such Securities for investment under the laws of such jurisdictions as the Representatives may designate and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities; provided, however, that in connection therewith neither AZ Finance nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action which would subject it to service of process in suits in any jurisdiction or to subject it to taxation in any jurisdiction other than those arising out of the offering or sale of the Designated Securities in such jurisdiction;

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(c)            To furnish the Underwriters, without charge, with a copy of the Registration Statement, with copies of the Prospectus as amended or supplemented, including the exhibits and materials, if any, incorporated by reference therein, in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, if any Underwriter is required to deliver a prospectus in connection with sales of any of the Designated Securities at any time nine months or more after the time of issue of the Prospectus, upon their request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)            To make generally available to the Company’s security holders and to the Representatives as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

(e)            During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to AZ Finance and the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of AZ Finance or the Company which mature more than one year after such Time of Delivery and which are denominated in U.S. dollars and substantially similar to such Designated Securities, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld. The foregoing restrictions do not apply to any offer, sale, contract to sell or other disposition of the debt securities of AZ Finance or the Company pursuant to the Company’s Euro Medium Term Note Programme, as it may be amended from time to time.

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6.      (a)      Each Underwriter represents and agrees that it shall not use, refer to or distribute any “free writing prospectus” (as defined in Rule 405 under the Act, a “Free Writing Prospectus”) except:

(i)            a Free Writing Prospectus that (1) is not an Issuer Free Writing Prospectus, and (2) contains only information describing the preliminary terms of the Securities or their offering or otherwise permitted under Rule 134 under the Act;

(ii)            a Free Writing Prospectus as shall be agreed in writing with AZ Finance and the Company that is not distributed, used or referenced by such Underwriter in a manner reasonably designed to lead to its broad unrestricted dissemination (including any electronic road show) unless AZ Finance and the Company consent to such dissemination and such Free Writing Prospectus is listed on Schedule VI to the applicable Pricing Agreement; provided that an Underwriter’s internal communications with its own sales force shall not be covered by this clause (ii); and

(b)            Notwithstanding Section 6(a) above, AZ Finance and the Company hereby agree that the Underwriters may distribute to investors one or more Free Writing Prospectus that contain only the final terms of the Securities (including, for the avoidance of doubt, in the format of Bloomberg communications) substantially in the form set forth in Schedule V to the applicable Pricing Agreement and that such Free Writing Prospectus substantially in the form set forth in Schedule V to the applicable Pricing Agreement will be filed by the Company in accordance with Rule 433(d) under the Act and shall be considered an Issuer Free Writing Prospectus for purposes of this Agreement.

(c)            Each of AZ Finance and the Company agrees that, unless it has obtained or will obtain the prior written consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by AZ Finance or the Company with the Commission or retained by AZ Finance or the Company under Rule 433 under the Act; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectus included in Schedule III to the applicable Pricing Agreement. Any such Free Writing Prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of AZ Finance and the Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus (including the final terms of the Securities as set forth in Schedule V to the applicable Pricing Agreement) as an Issuer Free Writing Prospectus and (ii) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

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(d)            Each of AZ Finance and the Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, AZ Finance and the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to AZ Finance and the Company by an Underwriter through the Representatives expressly for use therein.

7.            The Company, with respect to the issuance of Notes by it, covenants and agrees with the several Underwriters that it will pay or cause to be paid the following with respect to the Notes issued by it, and AZ Finance and the Company, jointly and severally, with respect to the issuance of Notes by AZ Finance guaranteed by the Company, covenant and agree with the several Underwriters that AZ Finance and the Company will, jointly and severally, pay or cause to be paid the following with respect to the Notes issued by AZ Finance and guaranteed by the Company: (i) except as provided in the proviso to Section 5(c) hereof, the fees, disbursements and expenses of counsel of AZ Finance and the Company and accountants of the Company in connection with the registration of the Designated Securities under the Act and the qualification of any indenture related to the Designated Securities under the Trust Indenture Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Prospectus and amendments and supplements thereto, the Pricing Disclosure Package and any Issuer Free Writing Prospectus and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Disclosure Package, any indenture related to the Designated Securities, any Blue Sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Designated Securities; (v) any filing fees incident to any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Designated Securities; (vi) the cost of preparing the Securities and of the delivery of the Designated Securities to the Underwriters, including any transfer or similar taxes thereon; (vii) the fees and expenses of the Trustees and any agent of the Trustees and the fees and disbursements of counsel for the Trustees in connection with the Indentures and the Securities; and (viii) except as provided in the proviso to Section 5(c) hereof, all reasonable other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 9 and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on the initial sale or any resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

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8.            The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of AZ Finance and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct in all material respects, the condition that AZ Finance and the Company shall have performed all of their respective obligations hereunder theretofore to be performed and the following additional conditions:

(a)            The final term sheet contemplated by Section 5(a) hereof in relation to the applicable Designated Securities, and any other material required to be filed pursuant to Rule 433 under the Act in relation to the applicable Designated Securities shall have been filed within the applicable time period prescribed for such filings by Rule 433 under the Act and the Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission and no order suspending or preventing the use of the Basic Prospectus, any Preliminary Prospectus, any documents which are part of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)            Simpson Thacher & Bartlett LLP, United States counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the validity of the Indentures, the Designated Securities, the Registration Statement, the Pricing Disclosure Package, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by AZ Finance or the Company has been duly authorized, executed and delivered pursuant to English law and, as to all matters of English law, their opinion is given in reliance upon, and is subject to the qualifications set forth in, the opinion of counsel for AZ Finance and the Company required by subsection (c) of this Section 8);

(c)            Freshfields Bruckhaus Deringer LLP, English counsel for AZ Finance and the Company, shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives (such counsel being entitled to state that such counsel has made no investigation of the laws of any country other than England and that such counsel’s opinion is confined to matters of English law and, as to all matters governed by the laws of the United States and the State of New York, such opinion is given in reliance upon, and is subject to the qualifications set forth in, the opinion required by subsection (e) of this Section 8), substantially to the effect that:

(i)            The Company has been duly incorporated in England and Wales under the Companies Act 1985, as amended, and registered in England and Wales as a public limited company and the Company Search and Winding-up Enquiry revealed no application, petition, order or resolution for the administration or winding-up of the Company and no notice of appointment of, or intention to appoint, a receiver or administrator in respect of the Company within the period covered by such enquiries;

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(ii)            The Company has the requisite corporate capacity to enter into this Agreement, the Pricing Agreements, the Indentures, the Guarantee and the Company officers’ certificates (the “Issue Documents”), to issue the Company’s Notes and the Guarantee and to perform its obligations under them;

(iii)            The execution of the Issue Documents and the Notes has been duly authorized by all necessary corporate action on the part of the Company;

(iv)            The Underwriting Agreement, the Pricing Agreement and the Company officers’ certificates have been duly executed by the Company and the consent to service of process contained in Section 18 of the Underwriting Agreement is effective as a matter of English law;

(v)            The issue, sale and delivery of the Notes and the compliance by the Company with all of the provisions of the Issue Documents and the consummation by the Company of the transactions contemplated therein (in accordance with the terms of the Issue Documents) do not and will not of themselves result in any violation by the Company of any term of its Articles of Association, or of any law or regulation having the force of law in England and applicable to the Company;

(vi)            No consents, licenses, approvals or authorizations of, or registrations or filings with, any governmental or regulatory authority or agency in the United Kingdom are required by law by the Company in connection with the issue and sale of the Notes and the Guarantee by the Company in the manner contemplated by the Issue Documents and the Prospectus Supplement in relation to the Notes;

(vii)            The AZ Indenture has been duly authorized and the entry of the Company into the AZ Finance Indenture has been duly authorized;

(viii)            As at the time of pricing of the Notes on [•], the statements [contained in the section of the Registration Statement headed “Certain UK and U.S. Federal Tax Considerations – United Kingdom Taxation”,] to the extent they summarize matters of English law in respect of the matters referred to therein, and subject to the matters excluded from the scope of such section and the limitations, qualifications and assumptions set forth in, or applicable to, such section, were true and correct in all material respects; and

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(ix)            As of the date hereof the statements [contained in the section of the Registration Statement headed “Certain UK and U.S. Federal Tax Considerations – United Kingdom Taxation”,] to the extent they summarize matters of English law in respect of the matters referred to therein, and subject to the matters excluded from the scope of such section and the limitations, qualifications and assumptions set forth in, or applicable to, such section, are true and correct in all material respects.

In giving the opinion set forth above in this subsection (c), such counsel may state that in the case of default by AZ Finance or the Company in the performance of their respective obligations under this Agreement or any other agreement referred to in such opinion, any proceedings in an English court to pursue remedies would be subject to the following: (a) a judgment rendered by a court outside the United Kingdom would not be enforced by the English courts without a retrial or re-examination if such judgment was obtained by fraud or in a manner opposed to natural justice or if the enforcement thereof were contrary to United Kingdom public policy; and (b) in any proceedings to enforce in an English court a foreign judgment it is open to the defendant to raise any counterclaim which he could have brought if the action had originally been brought in England unless the subject of the counterclaim was in issue and decided in the foreign proceedings; and in giving the opinion in subparagraph (vii) above, such counsel may assume that the Designated Securities conform to the specimen thereof examined by such counsel.

(d)            The Company Secretary or General Counsel for the Company shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives (such Company Secretary or General Counsel being entitled to state that he has made no investigation of the laws of any country other than England and that his opinion is confined to matters of English law and, as to all matters governed by the laws of the United States and the State of New York, such opinion is given in reliance upon, and is subject to the qualifications set forth in, the opinion required by subsection (e) of this Section 8), substantially to the effect that:

(i)            Other than as set forth in the Pricing Disclosure Package and the Prospectus, to the best of such Company Secretary or General Counsel’s knowledge, after due inquiry, there are no material legal or governmental proceedings pending or threatened to which AZ Finance, the Company or any of its other subsidiaries is a party or of which any property of AZ Finance, the Company or any of its other subsidiaries is the subject that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so described and there are no statutes or regulations that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so described; and

(ii)            The issue and sale of the Designated Securities and the compliance by AZ Finance and the Company, as applicable, with all of the provisions of the Indentures, this Agreement and the applicable Pricing Agreement relating to the Designated Securities and the consummation by AZ Finance and the Company of the transactions contemplated herein and therein will not contravene any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to such Company Secretary or General Counsel to which AZ Finance or the Company is a party or by which AZ Finance or the Company is bound, except for such contraventions which would not affect the validity or binding nature of the Designated Securities or have a material adverse effect on the financial position, shareholders’ equity or results of operations of the Company and its consolidated subsidiaries considered as a whole.

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(e)            Freshfields Bruckhaus Deringer US LLP, United States counsel for AZ Finance and the Company, shall have furnished to the Representatives their written opinion and negative assurance letter, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by the Company has been duly authorized, executed and delivered pursuant to English law and, as to all matters governed by the laws of England, their opinion is given in reliance upon, and is subject to the same qualifications set forth in, the opinion required by subsection (c) of this Section 8), substantially to the effect that:

(i)            AZ Finance is validly existing as a limited liability company in good standing under the laws of the State of Delaware.

(ii)            Each of the Underwriting Agreement and the Pricing Agreement relating to AZ Finance’s Notes has been duly authorized, executed and delivered by AZ Finance.

(iii)            Assuming that each of the Underwriting Agreement and the Pricing Agreements has been duly authorized, executed and delivered by the Company in accordance with English law, each of the Underwriting Agreement and the Pricing Agreements has been duly executed and delivered by the Company.

(iv)            Assuming that the AZ Indenture has been duly authorized, executed and delivered by Company in accordance with English law, the AZ Indenture has been duly executed and delivered by the Company and, assuming that the AZ Indenture has been duly authorized, executed and delivered by the AZ Indenture Trustee and is the valid and legally binding obligation of the AZ Indenture Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

(v)            The AZ Finance Indenture has been duly authorized, executed and delivered by AZ Finance and, assuming that the AZ Finance Indenture has been duly authorized, executed and delivered by the AZ Finance Indenture Trustee and is the valid and legally binding obligation of the AZ Finance Indenture Trustee, constitutes a valid and legally binding obligation of AZ Finance, enforceable against AZ Finance in accordance with its terms.

(vi)            Assuming that the AZ Finance Indenture has been duly authorized, executed and delivered by the Company in accordance with English law, the AZ Finance Indenture has been duly executed and delivered by the Company and, assuming that the AZ Finance Indenture has been duly authorized, executed and delivered by the AZ Finance Indenture Trustee and is the valid and legally binding obligation of the AZ Finance Indenture Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

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(vii)            Assuming that the Company’s Notes have been duly authorized, executed and delivered by the Company in accordance with English law, the Company’s Notes have been executed and delivered by the Company and, assuming due authentication thereof by the AZ Indenture Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the AZ Indenture.

(viii)            AZ Finance’s Notes have been duly authorized, executed and delivered by AZ Finance and, assuming due authentication thereof by the AZ Finance Indenture Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of AZ Finance, enforceable against AZ Finance in accordance with their terms and entitled to the benefits of the AZ Finance Indenture.

(ix)            Assuming that the Company’s Guarantee of AZ Finance’s Notes has been duly authorized, executed and delivered in accordance with English law, the Company’s Guarantee has been duly executed and delivered by the Company and assuming due authentication of AZ Finance’s Notes by the AZ Finance Indenture Trustee and upon payment for and delivery of AZ Finance’s Notes in accordance with the Underwriting Agreement, the Guarantee will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms and entitled to the benefits of the AZ Finance Indenture.

(x)            The issue and sale of the Company’s Notes by the Company, the issue and sale of AZ Finance’s Notes by AZ Finance, the issue of the Guarantee by the Company, the execution and delivery by the Company and AZ Finance, as applicable, of the Underwriting Agreement, the Pricing Agreements, the Indentures, the Notes, the Guarantee and the Company and AZ Finance officers’ certificates (the “Operative Documents”) and the performance by the Company and AZ Finance, as applicable, of their respective obligations under the Operative Documents to which they are a party (including the use of proceeds from the sale of the Notes as described in the Preliminary Prospectus and the Prospectus), will not violate (i) any provision of the organization documents of AZ Finance or (ii) any U.S. federal or New York State statute or the Delaware Limited Liability Company Act or any rule or regulation that has been issued pursuant to any U.S. federal or New York State statute or the Delaware Limited Liability Company Act, except that it is understood that no opinion is given in this paragraph with respect to any U.S. federal or State of New York securities law or any rule or regulation issued pursuant to any U.S. federal or New York State securities law.

(xi)            No authorization, approval, consent, order, registration or qualification of or with any U.S. federal, New York State or, with respect to matters arising under the Delaware Limited Liability Company Act, Delaware governmental agency or body or, to our knowledge, any U.S. federal, New York State or, with respect to matters arising under the Delaware Limited Liability Company Act, Delaware court is required for (a) the issue and sale of the Notes by the Company and AZ Finance, as applicable, (b) the issue of the Guarantee by the Company and (c) compliance by the Company and AZ Finance with all of the applicable provisions of the Operative Documents to which they are a party, except for such consents, approvals, authorizations, orders or qualifications as may be required (i) under state or foreign securities or Blue Sky laws, rules and regulations, (ii) by the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the offer, sale, purchase and distribution of the Notes and the Guarantee, or (iii) the rules and regulations of The Nasdaq Stock Market LLC. It is understood that no opinion is given in this paragraph with respect to any U.S. federal or New York State securities law or any rule or regulation issued pursuant to any U.S. federal or New York State securities law.

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(xii)            The Registration Statement has become effective under the Act; any required filing of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Preliminary Prospectus and the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened by the Commission under the Act.

(xiii)            The statements made in each of the Pricing Disclosure Package and the Prospectus under the captions [“Description of Debt Securities and Guarantees,” “Description of AstraZeneca Notes” and “Description of AstraZeneca Finance Notes,”] insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

(xiv)            The statements made in each of the Pricing Disclosure Package and the Prospectus under the captions [“Certain UK and U.S. Federal Tax Considerations – United States Taxation” and “Taxation – Certain United States Federal Income Tax Considerations,”] insofar as they constitute statements of U.S. federal tax law or legal conclusions with respect thereto, are correct in all material respects.

(xv)            Each of the Company and AZ Finance is not, and after giving effect to the offering and sale of the Notes will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(xvi)            Each of the AZ Indenture and the AZ Finance Indenture has been qualified under the Trust Indenture Act of 1939.

(xvii)            Each of the Registration Statement and the Prospectus, as of the date of the Prospectus, and each of the documents filed by the Company and incorporated by reference in the Registration Statement and Prospectus, appeared on its face to be appropriately responsive as to form in all material respects to the requirements of the Act or the Exchange Act, as applicable; provided, however, that such counsel does not express any belief with respect to (a) the financial statements or other financial data included in, or omitted from or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus or (b) the statement of eligibility and qualification of the Trustee under the AZ Indenture and the AZ Finance Indenture under which the Notes are being issued.

(xviii)            Nothing has come to such counsel’s attention that caused such counsel to believe that (i) the Registration Statement, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, taken as a whole, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date or at the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief with respect to (a) the financial statements or other financial data included in, omitted from or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus or (b) the statement of eligibility and qualification of the Trustee under the AZ Indenture and the AZ Finance Indenture under which the Notes are being issued

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In giving the opinions set forth in subparagraphs (xvii) and (xviii) of this subsection (e) such counsel may state that given the limitations inherent in the role of outside counsel and the independent verification of factual matters and the character of determinations involved in the registration process, they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package and the Prospectus except as set forth in paragraphs (xiii) and (xiv) of this Section 8(e). Such opinion may also state that it is confined to matters of the laws of the United States of America and the State of New York and the Delaware Limited Liability Company Act, in each case as of the date of the opinion. Such opinion may also state that such counsel expresses no opinion or belief as to (x) the statements of English law or descriptions of legislation referred to in subparagraph (viii) of paragraph (c) of this Section 8, (y) the conveyance of the Pricing Disclosure Package or the information contained therein to investors or (z) the due incorporation of, and valid, binding and enforceable, execution of the Indentures by the Trustees;

(f)            On the date of the applicable Pricing Agreement and at the Time of Delivery for such Designated Securities, PricewaterhouseCoopers LLP, an independent registered public accounting firm with respect to each of the Company and Alexion, which has audited certain of the financial statements of the Company and its subsidiaries and Alexion and its subsidiaries included or incorporated by reference in the Registration Statement as specified under the heading “Experts” in the Registration Statement, shall have furnished to the Representatives a letter or letters, dated as of each such date and in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information (including any information giving effect to reflect the transactions contemplated by the Pricing Disclosure Package and the Prospectus and any underlying or pro forma adjustments to the financial data) contained in the Registration Statement and the Prospectus as amended or supplemented and as to such other matters as the Representatives may reasonably request; and

(g)            AZ Finance and the Company shall have furnished or caused to be furnished to the Representatives a certificate or certificates, dated the Time of Delivery for the Designated Securities, of officers of AZ Finance and the Company, as applicable, satisfactory to the Representatives as to the accuracy of the representations and warranties in all material respects of AZ Finance and the Company in this Agreement and the Pricing Agreement at and as of the Time of Delivery, as to the performance by AZ Finance and the Company of all of their respective obligations hereunder to be performed prior to such Time of Delivery, and as to the matters set forth in Sections 8(a) and 12(i) hereof.

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9.            (a)  The Company, with respect to the issuance of Notes by it, and AZ Finance and the Company, jointly and severally, with respect to the issuance of Notes by AZ Finance which are guaranteed by the Company, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, including the information in the final term sheet filed in accordance with Section 5(a) of this Agreement and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that AZ Finance and the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to AZ Finance and the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

(b)            Each Underwriter will indemnify and hold harmless AZ Finance and the Company against any losses, claims, damages or liabilities to which AZ Finance and the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, the Pricing Disclosure Package, or any Issuer Free Writing Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, the Pricing Disclosure Package, or any Issuer Free Writing Prospectus and any other prospectus relating to the Securities, or any amendment or supplement in reliance upon and in conformity with written information furnished to AZ Finance and the Company by such Underwriter through the Representatives expressly for use therein; and will, reimburse AZ Finance and the Company for any legal or other expenses reasonably incurred by AZ Finance and the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

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(c)            Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, promptly notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any action effected without its written consent but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. Furthermore, the indemnifying party shall not, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)            To the extent that the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by AZ Finance and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of AZ Finance and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by AZ Finance and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by AZ Finance and the Company bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth in the table on the cover page of the Prospectus as amended and supplemented. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by AZ Finance and the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. AZ Finance, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

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(e)            The obligations of AZ Finance and the Company under this Section 9 shall be in addition to any liability which AZ Finance and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and to the Underwriters’ affiliates, directors and officers; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of AZ Finance and the Company, the duly authorized representative of AZ Finance and the Company in the United States, and to each person, if any, who controls AZ Finance and the Company within the meaning of the Act or the Exchange Act.

10.            (a)  If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then AZ Finance and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify AZ Finance and the Company that the Representatives have so arranged for the purchase of such Designated Securities, or AZ Finance and the Company notify the Representatives that they have so arranged for the purchase of such Designated Securities, the Representatives or AZ Finance and the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

22

(b)            If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives, AZ Finance and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then AZ Finance and the Company shall have the right to require each non-defaulting Underwriter to purchase the aggregate principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the aggregate principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)            If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and AZ Finance and the Company as provided in subsection (a) above, the aggregate principal amount of the Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if AZ Finance and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, AZ Finance or the Company, except for the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.            The respective indemnities, agreements, representations, warranties and other statements of AZ Finance, the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, AZ Finance or the Company, the duly authorized representative of AZ Finance and the Company in the United States or any officer or director or controlling person of AZ Finance and the Company, and shall survive delivery of and payment for the Designated Securities.

23

12.            Any Pricing Agreement shall be subject to termination in the absolute discretion of the Representatives, after consultation with AZ Finance and the Company, if, since the respective dates as of which information is given in the Pricing Disclosure Package in the case of clause (i) below, or subsequent to the Applicable Time and prior to the Time of Delivery of the Designated Securities, in the case of clauses (ii) through (vii) below, (i) there shall have been a material adverse change, or any development which in the reasonable judgment of the Company will result in a material adverse change, in the business, properties or financial condition of the Company and its consolidated subsidiaries considered as a whole, both before giving effect to the Acquisition and after giving pro forma effect thereto, otherwise than as set forth or contemplated in the Pricing Disclosure Package; (ii) there shall have occurred a downgrading in the rating accorded AZ Finance’s or the Company’s senior debt securities by Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or, in the event that AZ Finance’s or the Company’s senior debt securities are not rated by either Moody’s or S&P, by another “nationally recognized statistical rating organization” as such term is defined by the Commission for purposes of Section 3(a)(62) under the Exchange Act; (iii) such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other senior debt securities or preferred stock of or guaranteed by AZ Finance or the Company (other than an announcement with positive implications of a possible upgrading); (iv) there shall have been a change or development involving a prospective change in United States or United Kingdom taxation affecting the Designated Securities or the imposition of exchange controls by the United States or the United Kingdom affecting the Designated Securities, otherwise than as set forth or contemplated in the Pricing Disclosure Package; (v) trading in securities generally on the New York Stock Exchange or the London Stock Exchange or any other exchange where the Designated Securities are listed or intended to be listed shall have been suspended or materially limited; (vi) a general moratorium on commercial banking activities in the State of New York shall have been declared by either Federal or New York State authorities or a general moratorium on commercial banking activities in the United Kingdom shall have been declared by authorities in the United Kingdom; (vii) there shall have occurred the outbreak or escalation of hostilities involving the United States or the United Kingdom or the declaration by the United States or the United Kingdom of a national emergency or war; or (viii) there shall have occurred any change in financial markets or other national or international calamity or crisis of such magnitude and severity in its effect on the financial markets, as, in any such case described in clauses (i) through (viii) above, in the judgment of the Representatives, after consultation with AZ Finance and the Company, to make it impracticable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus, as amended or supplemented relating to such Securities.

13.            If any Pricing Agreement shall be terminated by the Underwriters of the Designated Securities pursuant to clause (i) of Section 12 hereof or because of any failure or refusal on the part of AZ Finance or the Company to comply with the terms or to fulfill any of the conditions of the Pricing Agreement, or if for any reason AZ Finance or the Company shall be unable to perform their respective obligations under the applicable Pricing Agreement, the Company (with respect to the Notes to be issued by it) and AZ Finance and the Company (with respect to the Notes to be issued by AZ Finance and guaranteed by the Company) will, jointly and severally, reimburse the Underwriters of such Securities for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by the Underwriters in connection with the Designated Securities.

24

Notwithstanding the termination of any Pricing Agreement the provisions of Section 9, 10 and 11 hereof shall remain in effect.

14.            In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, e-mail or facsimile transmission as directed in the applicable Pricing Agreement; and if to AZ Finance or the Company shall be delivered or sent by mail, e-mail or facsimile transmission to its address set forth in the Registration Statement, Attention: Company Secretary, or such other address as AZ Finance or the Company shall notify in writing to the Representatives; provided, however, that any notice to an Underwriter of Designated Securities pursuant to Section 9(c) hereof shall be delivered or sent by mail, e-mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or e-mail constituting such Questionnaire, which address will be supplied to AZ Finance and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including AZ Finance and the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

15.            This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, AZ Finance, the Company and, to the extent provided in Section 9 and Section 11 hereof, the officers and directors of AZ Finance and the Company and each person who controls AZ Finance and the Company or any Underwriter and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.            Each of AZ Finance and the Company acknowledges and agrees that (i) the purchase and sale of any Designated Securities pursuant to this Agreement is an arm’s-length commercial transaction between AZ Finance and the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as principal and not as an agent or fiduciary of AZ Finance or the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of AZ Finance or the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising AZ Finance or the Company on other matters) or any other obligation to AZ Finance or the Company except the obligations expressly set forth in this Agreement and (iv) each of AZ Finance and the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of AZ Finance and the Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to AZ Finance or the Company, in connection with such transaction or the process leading thereto.

25

17.            In the event that any Underwriter that is a “covered entity,” “covered bank” or “covered FSI” (as the terms are defined in, and interpreted in accordance with 12 C.F.R. §§ 252.82(b); 47.3(b) or 382.2(b), respectively) (each, a “Covered Entity”), becomes subject to a proceeding under the U.S. Federal Deposit Insurance Act, as amended, and the regulations promulgated thereunder, or Title II of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the regulations promulgated thereunder (together, the “U.S. Special Resolution Regime”), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the federal laws of the United States or by the laws of the State of New York.

In the event that any Underwriter that is a Covered Entity or an “affiliate” (as the term is defined, and interpreted in accordance with, 12 U.S.C. § 1841(k)), of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, default rights (as the term is defined in, and interpreted in accordance with, 12 C.F.R. § § 252.81, 47.2 or 382.1, as applicable) (each, a “Default Right”) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the federal laws of the United States or by the laws of the State of New York.

18.            The Company hereby appoints CT Corporation System, 28 Liberty Street, New York, New York 10005-1400 as its authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Agreement which may be instituted in any State or Federal court in The City, County and State of New York by any Underwriter and expressly accepts the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable so long as any of the Designated Securities remain outstanding unless and until a successor Authorized Agent shall be appointed and such successor shall accept such appointment. The Company will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company (mailed or delivered as aforesaid) shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action based on this Agreement or any Pricing Agreement may be instituted by any Underwriter against the Company in any competent court in the United Kingdom.

26

19.            Time shall be of the essence of each Pricing Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

20.            This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21.            This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, each Pricing Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto and thereto consent to conduct the transactions contemplated hereunder by electronic means.

Very truly yours,

ASTRAZENECA FINANCE LLC

By:
Name:
Title:

ASTRAZENECA PLC

By:
Name:
Title:

27

Accepted as of the date hereof:

On behalf of each of the Underwriters

ANNEX I

Pricing Agreement

[Name(s) of Representative(s),]
     As Representatives of the several
                Underwriters named in Schedule I hereto,

Ladies and Gentlemen:

[AstraZeneca Finance LLC][AstraZeneca PLC] (the “Issuer”) proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated [•] (the “Underwriting Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Notes specified in Schedule II hereto, [guaranteed by AstraZeneca PLC, a company organized under the laws of England (the “Company,” such guarantee, the “Guarantee” and together with the Notes,] the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Basic Prospectus, Pricing Disclosure Package or the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Basic Prospectus (as defined therein) as amended or supplemented as of the date of the Underwriting Agreement and also a representation and warranty as of the date of this Pricing Agreement in relation to the Basic Prospectus, Pricing Disclosure Package or the Prospectus, as amended or supplemented, relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 14 of the Underwriting Agreement and the address of the Representatives referred to in such Section 14 are set forth at the end of Schedule II hereto. Schedule III sets forth each Issuer Free Writing Prospectus that is part of the Pricing Disclosure Package and any additional documents incorporated by reference that were filed with the Commission subsequent to the Commission’s close of business on the business day immediately prior to the date of the execution of this Pricing Agreement. Schedule IV sets forth all documents that the Issuer[, the Company] and the Representatives agree are to be included in the Pricing Disclosure Package. The final term sheets prepared in accordance with Section 5(a) of the Underwriting Agreement are attached hereto as Schedule V.

The “Applicable Time” means [●] p.m. New York time on the date hereof.

An amendment of the Registration Statement, or a supplement to the Basic Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuer agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuer, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the aggregate principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, e-mail or facsimile transmission to [     ], Attention: [       ], Tel: [         ], Fax: [       ]; and if to the Issuer [or the Company] shall be delivered or sent by mail, e-mail or facsimile transmission to its address set forth in the Registration Statement, Phone: +44-20-3749-5000, Email: aztbo@astrazeneca.com, Attention: Company Secretary, or such other address as the Issuer [or the Company] shall notify in writing to the Representatives at their respective foregoing addresses; provided, however, that any notice to an Underwriter of Designated Securities pursuant to Section 9(c) of the Underwriting Agreement shall be delivered or sent by mail, e-mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or e-mail constituting such Questionnaire, which address will be supplied to the Issuer [and the Company] by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

A-2

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters[,] [and] the Issuer [and the Company]. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Issuer [and the Company] for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,

[ASTRAZENECA FINANCE LLC]

By:
Name:
Title:

ASTRAZENECA PLC

By:
Name:
Title:

A-3

Accepted as of the date hereof:

On behalf of each of the Underwriters

A-4

Schedule I

Principal Amount of Designated Securities to be Purchased
[Name(s) of Representative(s)]	$
[Names of other Underwriters]	$

Total	$

SCHEDULE II

Title of Designated Securities:

[___%] [Floating Rate] [Zero Coupon] [Notes]
[Debentures] due

Issuer: [AstraZeneca Finance LLC] [AstraZeneca PLC]

[Guarantor:

AstraZeneca PLC]

Aggregate Principal Amount:

[$]

Price to Public:

% of the principal amount of the Designated Securities,
plus accrued interest from ____________ to __________
[and accrued amortization, if any, from __________ to _________________]

Purchase Price by Underwriters:

% of the principal amount of the Designated Securities,
plus accrued interest from ____________ to __________
[and accrued amortization, if any, from __________ to _________________]

Expenses:

Specified Funds for Payment of Purchase Price:

[New York] Clearing House funds

Indenture:

[Indenture to be dated as of [●], 2021, between the Issuer, the Company and The Bank of New York Mellon]

[Indenture to be dated as of [●], 2021, between the Issuer and The Bank of New York Mellon]

Maturity:

Interest Rate:

[___%] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Date:

[months and dates]

Redemption Provisions:

[No provisions for redemption]

[The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Issuer, in the amount of [$]_________ or an integral multiple thereof,

[on or after __________, ____________ at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before _______, ____ %, and if] redeemed during the 12- month period beginning _____________,

Year	Redemption Price

and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling in or after ______, __, at the election of the Issuer, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption].

[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

[Restriction on refunding]

Sinking Fund Provisions:

[No sinking fund provisions]

[The Designated Securities are entitled to the benefit of a sinking fund to retire [$]__________ principal amount of Designated Securities on ____________ in each of the years _____ through _____ at 100% of their principal amount plus accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Issuer to retire an additional [$]_________ principal amount of Designated Securities in the years _____ through _____ at 100% of their principal amount plus accrued interest].

[If Securities are extendable debt Securities, insert ---]

Extendable Provisions:

Securities are repayable on ________, ___ [insert day and years], at the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will be ___%, and thereafter annual interest rate will be adjusted on __________, __ and ______, __ to a rate not less than ___% of the effective annual interest rate on U.S. Treasury obligations with ____-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

[If Securities are Floating Rate debt Securities insert ---]

Floating Rate Provisions:

Initial annual interest rate will be ___% through ___[and thereafter will be adjusted [monthly] [on each _________, _________, ________ and __________] [to an annual rate of ____% above the average rate for ____-year [month] [securities] [certificates of deposit] issued by ________ and ________ [insert names of banks].] [and the annual interest rate [thereafter] [from _________ through _________] will be the interest yield equivalent of the weekly average per annum market discount rate for ____-month Treasury bills plus ___% of Interest Differential (the excess, if any, of (i) then currently weekly average per annum secondary market yield for ___-month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate for ___-month Treasury bills); [from _________ and thereafter the rate will be the then current interest yield equivalent plus ___% of Interest Differential].]

Defeasance Provisions:

Time of Delivery:

Closing Location for Delivery of Securities:

Names and Addresses of Representatives:

Designated Representatives:

Address for Notices, etc.:

[Other Terms]*

*        A description of particular tax, accounting or other unusual features (such as the addition of event risk language) of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to ensure agreement as to the terms of the Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

SCHEDULE III

Issuer Free Writing Prospectus:

(a) Issuer Free Writing Prospectus, if any:

1.	[Final Term Sheet dated [●] containing the final terms of the Designated Securities as set forth in Schedule V hereto]

2.	[Electronic road show]

(b) Additional Documents Incorporated by Reference, if any:

SCHEDULE IV

Pricing Disclosure Package:

SCHEDULE V

Final Term Sheets